Exhibit 10.7
SEVENTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
     THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of March 29, 2011, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division (as successor to Wachovia Bank, National Association which, in turn, was successor to Congress Financial Corporation (Southwest)) (“Lender”), and SUPPLIES DISTRIBUTORS, INC., a Delaware corporation (“Borrower”).
WITNESSETH:
     WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement, dated as of March 29, 2002 (as amended by (i) that certain First Amendment to Loan and Security Agreement, dated as of April 20, 2004, by and between Borrower and Lender; (ii) that certain Second Amendment to Loan and Security Agreement, dated as of December 21, 2004, by and between Borrower and Lender; (iii) that certain Third Amendment to Loan and Security Agreement, dated as of June 24, 2005, by and between Borrower and Lender; (iv) that certain Fourth Amendment to Loan and Security Agreement, dated as of April 17, 2006, by and between Borrower and Lender; (v) that certain Fifth Amendment to Loan and Security Agreement, dated as of March 28, 2007, and (vi) that certain Sixth Amendment to Loan and Security Agreement, dated as of January 6, 2009, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Loan Agreement”)), whereunder Lender agreed to make extensions of credit from time to time to, or for the account of, Borrower;
     WHEREAS, the parties hereto desire to make certain amendments to the Loan Agreement, subject to the terms hereof;
     NOW THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Loan Agreement, as amended hereby.
     SECTION 2. Amendments. Upon the Amendment Effective Date (as hereinafter defined), the Loan Agreement shall be amended as follows:
     (a) Clause (m) of the definition of “Eligible Borrower Accounts” contained in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(m) such Accounts of a single account debtor or its affiliates do not constitute more than thirty-five percent (35%) of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Borrower Accounts); provided, that notwithstanding the foregoing, with respect to Accounts of Staples, Inc., and its subsidiaries and affiliates, such Accounts shall be Eligible Borrower Accounts if they do not constitute more than forty percent (40%) of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Borrower Accounts).”
     (b) The reference to “$4,250,000” in Section 9.9(g) of the Loan Agreement is hereby deleted in its entirety and replaced with “$3,500,000”.
Seventh Amendment to
loan and security agreement

     (c) The reference to “$1,500,000” in Section 9.11(c)(i) is hereby deleted in its entirety and replaced with “$1,000,000”.
     (d) Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(a) This Agreement and the other Financing Agreements shall become effective as of the Closing Date and shall continue in full force and effect for a term ending on the earlier to occur of (i) March 31, 2014, or (ii) the date on which the parties to the IBM Master Distributor Agreement (or any similar agreement reached with Infoprint Solutions Company LLC (“Infoprint”)) shall no longer operate under the terms of such agreement and/or IBM or Infoprint, as applicable, no longer supplies products pursuant to such agreement to Borrower (the “Renewal Date”), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided, that Lender may, at its option, extend the Renewal Date by giving Borrower notice thereof at least sixty (60) days prior to the Renewal Date. Lender or Borrower (subject at all times to Lender’s right to extend the Renewal Date as provided above) may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least sixty (60) days’ prior, written notice; provided, that this Agreement and all other Financing Agreements must be terminated simultaneously. In furtherance of the foregoing, on or before the proposed effective date of termination or non-renewal of this Agreement and the other Financing Agreements, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys’ fees and legal expenses, in connection with any contingent Obligations, checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Dallas, Texas time.”
     (e) Section 12.1(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
     “(c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender’s lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

	Amount	Period

(1)	0.50% of Maximum Credit	From March 29, 2011, to and including March 28, 2012;

(2)	0.25% of Maximum Credit	From March 29, 2012, to and including March 29, 2013; and

(3)	Zero (0)	From March 30, 2013, and thereafter.
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Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) of the Loan Agreement, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations. Notwithstanding anything contained herein to the contrary, the early termination fee shall not apply to any early termination as the result of a complete refinancing of the Loans by Wells Fargo Bank, National Association.”
     SECTION 3. Representations, Warranties and Covenants of Borrower. Borrower represents and warrants to Lender, and agrees that:
     (a) the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Financing Agreements are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by Lender;
     (b) on the Amendment Effective Date, after giving effect to this Amendment, no Event of Default will have occurred and be continuing;
     (c) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by, Borrower, and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
     (d) the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject.
     SECTION 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:
     (a) Each of Borrower and Lender shall have executed and delivered to Lender this Amendment, and such other documents as Lender may reasonably request;
     (b) Borrower shall have paid to Lender the extension fee required to be paid to Lender pursuant to the terms of Section 5 of this Amendment;
     (c) (i) Each of PFSweb, PFS, and Holdings shall have executed and delivered a Reaffirmation of Guarantee in the form attached to this Amendment, (ii) PFS shall have executed and delivered a Reaffirmation of Subordination Agreement and a Reaffirmation of Security Agreement, in each case, in the form attached to this Amendment, and (iii) Holdings shall have executed and delivered a Reaffirmation of Security Agreement in the form attached to this Amendment;
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     (d) No Event of Default shall have occurred and be continuing; and
     (e) All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for Lender.
     SECTION 5. Extension Fee. On the date hereof, Lender shall have fully earned a fee in an amount equal to $30,000.00, for the amendments set forth herein, which fee shall be fully due and payable on the date of execution hereof. Lender hereby is expressly authorized by Borrower to (i) charge such amount to Borrower’s loan account, and (ii) designate such amount as a Revolving Loan under the Loan Agreement.
     SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission shall be equally as effective as delivery of an originally executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile, “.pdf file” or other electronic method of transmission also shall deliver an originally executed counterpart of this Amendment but the failure to deliver an originally executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
     SECTION 7. Costs and Expenses. Borrower hereby affirms its obligation under Section 9.16 of the Loan Agreement to reimburse Lender for all expenses (including reasonable attorneys’ fees) paid or incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.
     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.
     SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 10. Effect of Amendment; Reaffirmation of Financing Agreements. The parties hereto agree and acknowledge that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Loan Agreement or the other outstanding Financing Agreements other than as expressly set forth herein and (b) the Loan Agreement (as amended hereby) and each of the other outstanding Financing Agreements remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement, as amended hereby.
     SECTION 11. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.
     SECTION 12. Release. BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, ITS AFFILIATES AND PARTICIPANTS, OR ANY OF
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THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS AFFILIATES AND PARTICIPANTS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER AND ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ITS AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDER, WHICH OBLIGATIONS WERE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS.
[Signature page follows]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SUPPLIES DISTRIBUTORS, INC., a Delaware corporation, as Borrower
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, through its Wells Fargo Business Credit operating division, as successor to Wachovia Bank, National Association which, in turn, was successor to Congress Financial Corporation (Southwest), as Lender

By:
Name:
Title:

Signature Page to Seventh Amendment to
Loan and Security Agreement

Reaffirmation of Guarantee
     Each of the undersigned hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby, and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that that certain Guarantee, dated as of March 29, 2002 (the “Guarantee”), executed by the undersigned, in favor of Lender, remains in full force and effect and continues to be the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.
     Furthermore, each of the undersigned hereby agrees and acknowledges that (a) the Guarantee executed by the undersigned is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Guarantee executed by the undersigned or any other agreement executed by the undersigned in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Guarantee executed by the undersigned, and shall not constitute a waiver by Lender of Lender’s rights against the undersigned under the Guarantee executed by the undersigned, (d) the consent of the undersigned is not required to the effectiveness of the foregoing Amendment and (e) no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Guarantee executed by the undersigned).

PFSWEB, INC.
By:
Name:
Title:

PRIORITY FULFILLMENT SERVICES, INC.
By:
Name:
Title:

BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS, LLC
By:
Name:
Title:

Reaffirmation of Guarantee

Reaffirmation of Subordination Agreement
     The undersigned hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby, and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment, and (ii) agrees that that certain Notes Payable Subordination Agreement, dated as of March 29, 2002 (as amended through the date hereof, the “Subordination Agreement”), executed by the undersigned, acknowledged by Borrower, and accepted by Lender, remains in full force and effect and continues to be the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.
     Furthermore, the undersigned hereby agrees and acknowledges that (i) the Subordination Agreement is not subject to any claims, defenses or offsets, (ii) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Subordination Agreement or any other agreement executed by the undersigned in connection therewith, (iii) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Subordination Agreement, and shall not constitute a waiver by Lender of Lender’s rights against the undersigned under the Subordination Agreement, (iv) the consent of the undersigned is not required to the effectiveness of the foregoing Amendment and (v) no consent by the undersigned, in its capacity as a subordinated creditor of Borrower, is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future document executed in connection therewith (other than the Subordination Agreement).

PRIORITY FULFILLMENT SERVICES, INC.
By:
Name:
Title:

Reaffirmation of Subordination Agreement

Reaffirmation of Security Agreement
     The undersigned (“Pledgor”) hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment and (ii) agrees that the General Security Agreement, dated as of March 29, 2002, as amended, executed by Pledgor for the benefit of Lender (the “Security Agreement”), remains in full force and effect and continues to be the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.
     Furthermore, Pledgor hereby agrees and acknowledges that (a) the Security Agreement is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Security Agreement or any agreement executed by Pledgor in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of Pledgor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender’s rights under the Security Agreement, (d) the consent of Pledgor is not required to the effectiveness of the foregoing Amendment and (e) no consent by Pledgor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Security Agreement executed by Pledgor).

PRIORITY FULFILLMENT SERVICES, INC.
By:
Name:
Title:

Reaffirmation of Security Agreement

Reaffirmation of Security Agreement
     The undersigned (“Pledgor”) hereby (i) consents and agrees to the terms and provisions of the foregoing Amendment and each of the transactions contemplated thereby and confirms and agrees that all references in the Financing Agreements to the “Loan Agreement” shall mean the Loan Agreement as amended by the foregoing Amendment and (ii) agrees that the General Security Agreement, dated as of March 29, 2002, as amended, executed by Pledgor for the benefit of Lender (the “Security Agreement”), remains in full force and effect and continues to be the legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms.
     Furthermore, Pledgor hereby agrees and acknowledges that (a) the Security Agreement is not subject to any claims, defenses or offsets, (b) nothing contained in the foregoing Amendment shall adversely affect any right or remedy of Lender under the Security Agreement or any agreement executed by Pledgor in connection therewith, (c) the execution and delivery of the foregoing Amendment or any agreement entered into by Lender in connection therewith shall in no way reduce, impair or discharge any obligations of Pledgor pursuant to the Security Agreement and shall not constitute a waiver by Lender of any of Lender’s rights under the Security Agreement, (d) the consent of Pledgor is not required to the effectiveness of the foregoing Amendment and (e) no consent by Pledgor is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan Agreement or any present or future Financing Agreement (other than the Security Agreement executed by Pledgor).

BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS, LLC
By:
Name:
Title:

Reaffirmation of Security Agreement